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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


                 We hereby consent to the incorporation by reference herein of our report dated February 28, 1995, appearing on page F-2 of the Catellus Development Corporation Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page S-1 of such Annual Report on Form 10-K.

Price Waterhouse LLP
February 22, 1996